UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2025

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11516 Downey Ave., Downey, California	90241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 16, 2025, Blum Holdings, Inc. ("Blüm" or the “Company”) executed and delivered an Unsecured Promissory Note in the principal amount of $500,000 (the “Note”) to an investor (the “Lender”). The Note has a maturity date of September 16, 2027 and bears interest at a rate of 8.0% per annum payable monthly in arrears, commencing on January 15, 2026. The Company may prepay the principal balance in full at any time without penalty. The Note is convertible at the Lender’s election into a convertible promissory note that shall include an automatic conversion into the shares of capital stock issued by Blüm at a conversion price equal to 85% of a $20,900,000 pre-money valuation of Blüm (equal to a per share price of $0.98 on a fully diluted basis). The Company shall grant to the Lender warrants to purchase up to 571,429 shares of the Company's common stock, at an exercise price of $0.35 per share. The Unsecured Promissory Note dated September 16, 2025 is a formal agreement for the advance payment of $500,000 received on August 11, 2025 as disclosed in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

On September 17, 2025, the Company executed and delivered an Unsecured Promissory Note in the principal amount of $250,000 (the “Second Note”) to an investor (the “Lender”). The Second Note has a maturity date of September 17, 2027 and bears interest at a rate of 8.0% per annum payable monthly in arrears, commencing on January 15, 2026. The Company may prepay the principal balance in full at any time without penalty. The Second Note is convertible at the Lender’s election into a convertible promissory note that shall include an automatic conversion into the shares of capital stock issued by Blüm at a conversion price equal to 85% of a $20,900,000 pre-money valuation of Blüm (equal to a per share price of $0.98 on a fully diluted basis). The Company shall grant to the Lender warrants to purchase up to 285,714 shares of the Company's common stock, at an exercise price of $0.35 per share.

The Note and the Second Note are collectively referred to herein as the "Notes".

The foregoing descriptions of the Notes do not purport to be complete and are qualified in its entirety by reference to the full text of the form of Notes, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01, above, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Form of Unsecured Promissory Note, dated September 16, 2025.
10.2	Form of Unsecured Promissory Note, dated September 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: September 22, 2025	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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